Principal Exchange-Traded Funds

Supplement dated December 18, 2015
to the Statement of Additional Information dated November 1, 2015
(as supplemented November 2, 2015)

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES

Delete the second to last sentence in the first paragraph of the section and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Trustees.
Independent Trustees
Delete all references to William C. Kimball.
Management Information
Delete the row for William C. Kimball from the table.
Independent Trustees (not Considered to be “Interested Persons”)
Delete the column for Kimball from the table.
Compensation
Delete the row for William C. Kimball from the table.

Under Officers of the Trust, remove the row for Jennifer A. Block and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Jennifer A. Block Des Moines, IA 50392 1973	Assistant Counsel (since 2013) Assistant Secretary (since 2015)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-present) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)